© February 26, 2025. Morningstar. All Rights Reserved. Letter from CEO Kunal Kapoor Fourth-Quarter Earnings 2024 Dear Morningstar shareholders, In the fourth quarter, revenue grew 9.7%, or 10.6% on an organic basis, with higher operating margins compared to the prior-year period. Adjusted operating margin decreased slightly due in large part to a jump in bonus expense, primarily in Morningstar Credit, which delivered robust year-over-year growth. Overall, 2024 was a good year. Revenue grew by double digits on a reported and organic basis and the business generated meaningful increases in reported and adjusted operating income, margins, and operating and free cash flows. I’ll provide a few thoughts on what drove our financial results and use this quarter’s letter to share updates on PitchBook and our advisor offerings. A strong close to the year Morningstar Credit once again led the way in the fourth quarter as ratings-related revenue increased across multiple asset classes including commercial and residential mortgage-backed securities and corporate ratings. Higher corporate ratings revenue for the quarter and the full year reflected both growth in Canada, a market where we’ve long had a leading market position, as well as healthy increases in Europe and the US, where we’ve built capacity to serve middle- and private-market companies. Most parts of the business grew in the quarter compared to the prior-year period, including PitchBook, which I’ll address in more detail below, and Morningstar Data and Analytics, driven primarily by Morningstar Direct and Morningstar Data. Strong market performance over the past year and positive net flows contributed to higher assets under management and advisement, and revenues for Morningstar Wealth and Morningstar Retirement; Morningstar Indexes also grew nicely in the quarter. Against this generally strong backdrop, Morningstar Sustainalytics revenue declined, primarily reflecting the impact of the ongoing streamlining of the licensed-ratings offering and softness in second-party opinions. We continue to manage costs thoughtfully. For the full year, operating margin increased to 21.3%, compared to 11.3% in 2023 and adjusted operating margin increased to 21.7% from 16.0%. We’re pleased with our rising profitability in 2024 and remain focused on increasing adjusted operating income and margins as our business scales. Strong profitability supported higher operating and free cash flows during the quarter. We reduced outstanding debt by $166.3 million and paid a dividend of 40.5 cents per share, or $17.3 million, in the quarter. We announced in December that we would increase our quarterly dividend to 45.5 cents per share for 2025, an increase of 12.3% from the 2024 quarterly rate. During the quarter, we bought back 33,300 shares for $11.6 million. PitchBook Update In 2024, PitchBook made significant contributions to Morningstar revenue growth and reported a healthy improvement in adjusted operating margins, which increased from 26.8% to 30.1%. The increase in profitability partially reflected lower stock-based compensation costs due to the cancellation of the PitchBook management bonus plan after founder John Gabbert’s departure. We’re also seeing the impact of the inherent operating leverage in the business as we grow. Growth slowed in 2024 compared to prior years as the macro environment continued to limit capital raising and deal activity. Rising inflation and interest rates in 2022 and 2023 made for a difficult backdrop as IPOs, M&A, and private equity and venture capital deal flow dropped sharply. While some of these metrics started to recover in 2024, we’re not back to where we were several years ago. Depressed deal activity has put the most pressure on our non-core client segments which have experienced higher churn and weaker conversion rates. These customers typically have fewer use cases in stressed markets. For example, a smaller company might use PitchBook to explore potential M&A opportunities in a healthy market but won’t prioritize that work when market conditions are uncertain. The good news is that demand from our core investor and advisor clients remained robust. Our core clients include venture capital and private equity firms, and investment banks who are regular participants in the private capital value chain; they’re still focused on research, due diligence, and execution to get deals done and PitchBook is core to these workflows. We’ve seen some softening of conversion rates with new clients in our core, and modest pressure on revenue renewal rates, but overall renewal rates have remained relatively robust.

Letter from CEO Kunal Kapoor Fourth-Quarter Earnings 2024 © February 26, 2025. Morningstar. All Rights Reserved. We believe PitchBook has a significant runway for continued growth, supported by strength in our core client segments and favorable longer-term trends in the capital markets. It has become integral to clients who simply love it, as reflected in its high NPS scores. Meanwhile, public and private market convergence only accelerated in 2024. Companies are staying private longer, and at times reaching the scale of public firms, which has further expanded the investor base. Advisors and asset managers are increasingly looking to private markets for diversification and access to wealth assets, accelerating demand for semi-liquid fund structures like interval funds, business development companies (BDCs), and non-listed real estate investment trusts, particularly in private credit. Meanwhile, the private credit market is evolving, with direct lending surging and financial institutions including banks, insurers, and alternative lenders forming strategic tie-ups. We expect these trends to drive continued increases in deal activity, which in turn will drive demand for data and transparency - PitchBook’s bread and butter. Our teams continue to do the hard work to anticipate this demand. Data is at the center of everything we do, and we’re focused on continually expanding and improving our core datasets globally. In 2024, the count of public and private companies on the PitchBook platform crossed the 5.0 million mark, up from 3.8 million at the end of 2023. As of February 2025, PitchBook covers more than 2.5 million investments, 500,000 investors, and 140,000 funds globally. In 2024, we also continued to enhance the PitchBook platform, adding and enriching our clients’ key use cases. We expanded access to public equity data and research, which help support core valuation and due diligence workflows, with the introduction of third-party equity research to complement the Morningstar Institutional Equity Research available on the platform. We also unveiled significant enhancements to PitchBook’s Research Center, including advanced search and filtering capabilities and improved reader view tools, to streamline market analysis and due diligence workflows. We continued to build out our private credit capabilities, with the launch of PitchBook Credit, a centralized resource on the PitchBook platform that combines PitchBook’s proprietary data with Leveraged Commentary & Data (LCD) news, research, and tools to streamline credit workflows. PitchBook integrated LCD’s BDC portfolio holdings data and collateralized loan obligation data into PitchBook Credit, which, combined with PitchBook’s existing coverage, deliver transparency into historically opaque debt deals and fund disclosures. These enhancements helped support the migration of clients who joined with the LCD acquisition to the PitchBook platform; that process is nearly complete with close to 90% of clients transitioned. Finally, as I noted in my Q3 24 letter, our efforts to stay ahead of public-private market convergence extend across the business and include a close collaboration between PitchBook and Morningstar Indexes. In January, we launched the Morningstar PitchBook Unicorn 30 Index which tracks the 30 largest and most liquid late-stage venture capital-backed private companies valued at $1 billion or more, providing investors with access to some of the most innovative and fastest growing companies across developed global markets. Meanwhile, Morningstar Credit is meeting the increased demand for private credit ratings in sectors ranging from so-called esoteric asset-backed securities and asset-based lending to investment grade and non-investment grade private placement corporate transactions. We estimate that roughly a quarter of Morningstar Credit’s 2024 revenue was related to ratings on private transactions, a share that’s up from 18% in 2022. PitchBook is a leader in private market data, with a position built on the breadth and depth of its data, complemented by its research, news, and analytics. We’re gaining good traction in private credit and were recently named Data Provider of the Year for Credit in Europe by Private Equity Wire. As private markets continue to grow, we believe we’re well-positioned to grow with them, deepening our reach with existing and new clients alike. Changes to our advisor line up Earlier this month, we announced an agreement with SS&C Technologies that will make SS&C’s Black Diamond Wealth Platform the first portfolio management system to integrate with Direct Advisory Suite, a newly launched global solution that represents the next generation of Morningstar Advisor Workstation. At the same time, we announced our plans to retire Morningstar Office. We have worked closely with Black Diamond to design a smooth process for Morningstar Office clients who choose to transition to Black Diamond; these clients will continue to have access to Morningstar data and research. The agreement with SS&C Technologies and the decision to retire Morningstar Office mark an important step in our efforts to streamline our Morningstar Wealth offering and focus on areas where we have the greatest confidence that we can scale without making significant new capital investments. While the business will look a lot different—and smaller—than it previously did, it will be more focused and, we anticipate, more profitable.

Letter from CEO Kunal Kapoor Fourth-Quarter Earnings 2024 © February 26, 2025. Morningstar. All Rights Reserved. What I'm Reading Here’s recent commentary by our researchers that I especially enjoyed: • The Best Robo-Advisors of 2025, Dan Culloton, Feb. 19, 2025 • Low-Cost Provider Vanguard Gathers the Most Fee Revenue, Bridget B. Hughes, Jason Kephart, and Jack Shannon, Feb. 12, 2025 • How Unequal Shareholder Rights Influence Proxy Voting Outcomes and Corporate Governance, Jackie Cook, Matteo Felleca, Ignacio Garcia Giner, Feb. 4, 2025 • ETFs drive recent growth in leveraged loan fund AUM, Brenn Jones, Jan. 31, 2025 • PitchBook Global M&A Report, Garrett Hinds, Jinny Choi, Kyle Walters, Aaron DeGagne, and Nicolas Moura, Jan. 29, 2025 • In a Mixed Year for Sustainable Investing – Most Climate and Net Zero-Aligned Indexes Outperformed in 2024, Rob Edwards and Dan Lefkovitz, Jan. 28, 2025 • Global Sustainable Fund Flows: Q4 2024 in Review, Hortense Bioy, Jan. 27, 2025 • Industry Landscape: Defense, Loredana Muharremi and Nicolas Owens, Jan. 21, 2025 • Unicorns and the Growth of Private Markets, Morningstar Indexes, Jan. 21, 2025 • Los Angeles Area Wildfires Will Cause Record Insured Losses; Solutions to Address Insurability Are Needed, Patrick Douville and Marcos Alvarez, Jan. 15, 2024 • Voting on ESG: A Gap Becomes a Gulf, Lindsey Stewart, Jan. 2025 • PitchBook LCD US Credit Markets Quarterly Wrap, Q4 2024 • Private Credit Outlook: Pace of Downgrades May Slow in 2025, Michael Dimler, Michael Zbinovec, Toby Moerschen, and Krutang Desai, Dec. 12, 2024 • 9 VC firms collected half of all money raised by US funds in 2024, Rosie Bradbury, Dec. 11, 2024 • AI Exuberance Has Overripened Apple's Valuation, William Kerwin, Nov. 20, 2024 • European Automotive and Pharmaceutical Industries Highly Exposed to U.S. Tariffs, Patrick Douville and Marcos Alvarez, Nov. 5, 2024 • The Top US Fund Families in 5 Charts, Alyssa Stankiewicz and Bridget B. Hughes, Oct. 15, 2024 • When Will Public and Private Equity Markets Finally Converge?, Jack Shannon, Oct. 7, 2024

Letter from CEO Kunal Kapoor Fourth-Quarter Earnings 2024 © February 26, 2025. Morningstar. All Rights Reserved. You may also appreciate these recent pieces that share more about our strategy and product innovations: • Morningstar CEO: 'We Win When Investors Win,' At Barron’s podcast, Feb. 20, 2025 • Morningstar CEO: The battle to get private markets data, Citywire, Feb. 13, 2025 • Investors First: Demystifying Private Capital Markets, Morningstar, Feb. 13, 2025 • Morningstar advisory platform integrates with Black Diamond, Citywire, Feb. 13, 2025 • 60 seconds with Morningstar's Nick Cheung, Ignites Asia, Feb. 5, 2025 • India in early stages of shift towards passive funds: Morningstar CEO Kunal Kapoor, The Economic Times, Feb. 4, 2025 • UIC lands donation to start 2 scholarship funds for design school, Crain’s Chicago Business, Jan. 23, 2025 • Morningstar, PitchBook Create Index for VC Unicorns, WealthManagement.com, Jan. 22, 2025 • AI powers new tech for advisors to manage tax, research and more, InvestmentNews, Jan. 14, 2025 • Where Data Speaks Materiality, Morningstar, Nov. 13, 2024 • What's in a name? A lot, when it comes to humanizing AI, Financial Planning, Nov. 5, 2025 • Investors First: Morningstar’s Outlook on Nvidia, AI Computing, and the Semiconductor Industry, Morningstar, Oct. 31, 2024 • Private market investing is on the rise. Here's why., Yahoo Finance, Oct. 24, 2024 Best regards, Kunal This letter contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on our current expectations about future events or future financial performance. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, and often contain words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “will,” “estimate,” “predict,” “potential,” “prospects,” or “continue.” These statements involve known and unknown risks and uncertainties that may cause the events we discuss not to occur or to differ significantly from what we expect. More information about factors that could affect Morningstar’s business and financial results are in our filings with the SEC, including our most recent reports on Forms 8-K, 10-K and 10-Q. Morningstar undertakes no obligation to publicly update any forward-looking statements as a result of new information, future events, or otherwise, except as required by law. In addition, this letter references non-GAAP financial measures including, but not limited to, organic revenue, free cash flow, adjusted operating income and adjusted operating margin. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies. A discussion of our fourth quarter and full year results, including a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures described in this letter, is provided in our earnings release for the three months ended December 31, 2024, which has been furnished to the SEC and is available on our website.